JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT H
Supplement dated September 25, 2009 to PROSPECTUS dated May 1, 2009
This Supplement applies to a GIFL ROLLOVER VARIABLE ANNUITY prospectus dated May 1, 2009 for variable annuity contracts (“Contracts”) issued by John Hancock Life Insurance Company (U.S.A.).

You should read this Supplement together with the prospectus for the Contract you purchase (the “annuity prospectus”), and retain both for future reference. If you would like another copy of the prospectus, please contact our Annuities Service Center at 1-800-344-1029 to request a free copy. We use certain defined terms in this Supplement. If a term is not defined in this Supplement, it has the meaning given to it in the prospectus. You may also visit our website at www.jhannuities.com.
This Supplement describes the name change of American Diversified Growth & Income Trust to “Core Diversified Growth & Income Trust,” and a change to the Portfolio’s investment objectives and strategies that corresponds to the Variable Investment Option described in the annuity prospectus.
AMERICAN DIVERSIFIED GROWTH & INCOME TRUST
Effective as of September 25, 2009, the name of American Diversified Growth & Income Trust has been changed to “Core Diversified Growth & Income Trust,” and the Portfolio’s investment objectives and strategies have been revised. As a result, we revise the table disclosure related to this portfolio on the first page of the annuity prospectus as follows (we use underlines to show additions and ~~strikethroughs~~ to show deletions):
MFC Global Investment Management (U.S.A.)
Limited
Core~~American~~ Diversified Growth & Income
Trust
We revise disclosure of the annuity prospectus section entitled “III. Fee Tables” to reflect the name change to Core Diversified Growth & Income Trust as follows:

		Distribution		Acquired	Total Annual	Contractual
		and service	Other	Portfolio Fees	Operating	Expense	Net Operating
Portfolio/Series	Management Fee	(12b-1) fees	Expenses	and Expenses	Expenses[1]	Reimbursement[2]	Expenses
Core~~American~~ Diversified Growth and Income[3,4]
Series II	0.05%	0.75%	0.04%	0.63%	1.47%	-0.05%	1.42%
We revise the following subsection entitled “Funds-of-Funds” in the annuity prospectus section entitled “V. General Information about Us, the Separate Account and the Portfolios — The Portfolios” to reflect the name change to Core Diversified Growth & Income Trust as follows:
Funds-of-Funds
Each of the John Hancock Trust’s ~~American Diversified Growth & Income,~~ American Fundamental Holdings, American Global Diversification, Core Diversified Growth & Income Trust, Franklin Templeton Founding Allocation, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts (“JHT Funds of Funds”) is a “fund-of-funds” that invests in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the JHT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses and associated investment risks.

We revise disclosure in the annuity prospectus section entitled “V. General Information about Us, the Separate Accounts and the Portfolios — The Portfolios — Portfolios Investment Objectives and Strategies” to reflect the name change to Core Diversified Growth & Income Trust and the changes in the Portfolio’s investment objectives and strategies as follows:
JOHN HANCOCK TRUST
     We show the Portfolio’s manager (i.e., subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically.

MFC Global Investment Management (U.S.A.) Limited

Core ~~American~~ Diversified Growth & Income Trust	Seeks long term growth of capital. ~~To do this, the Portfolio primarily invests in Class I shares in ten portfolios of the American Funds Insurance Series: Bond Fund, Growth Fund, Growth-Income Fund, International Fund, Asset Allocation Fund, Blue Chip Income and Growth Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund, and New World Fund. The Portfolio is a fund-of-funds and is permitted to invest in several other portfolios of the American Funds Insurance Series as well as other portfolios, investment companies, and other types of investments~~. The Portfolio operates as a fund-of-funds and invests in other underlying Portfolios, as well as other types of investments. Under normal market conditions, the Portfolio generally invests between 65% and 75% of its assets in equity securities, which include securities held by the underlying Portfolios, and between 25% and 35% of its assets in fixed income securities, which include securities held by the underlying Portfolios. When purchasing shares of other John Hancock funds, the Portfolio only purchases NAV shares (which are not subject to Rule 12b-1 fees).
You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. For more information about this Portfolio, including information relating to its investment objectives, policies and restrictions, and the risks of investing in such Portfolio, please see the prospectus for the applicable Portfolio. You should read the Portfolio’s prospectus carefully before investing in a corresponding Variable Investment Option.
You should retain this Supplement for future reference.
Supplement dated September 25, 2009
GIFL Rollover
09/09: 333-149421